UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 13, 2011

CAMBREX CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY	07073
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAMBREX CORPORATION
Form 8-K
Current Report

January 13, 2011

Section 5 – Corporate Governance and Management
Item 5.02.Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Cambrex is reporting under Item 5.02 (c) that Mr. Shawn P. Cavanagh was appointed Executive Vice President and Chief Operating Officer, effective January 17, 2011.  Mr. Cavanagh will assume leadership for Cambrex's innovator pharmaceutical contract manufacturing operations, including the related sales, marketing and R&D teams and Cambrex's biocatalysis business.  He will oversee and coordinate the Company's new product development programs, and will partner with Cambrex Zenara and Cambrex's generics leadership team to help grow those businesses. Mr. Cavanagh will also play an integral role in strategic planning and M&A activities.

As Executive Vice President and Chief Operating Officer, Mr. Cavanagh will (i) receive an annual base salary of $375,000 per year; (ii) participate in the Cambrex Executive Incentive Plan (EIP); (iii) participate in Cambrex's employee benefit plans, such as health, disability, life insurance and 401(k) plans; and (iv) in the event Cambrex chooses to relocate Mr. Cavanagh, Mr. Cavanagh will be entitled to relocation assistance including the reimbursement of standard relocation expenses as well as losses relating to the sale of his residence up to a maximum of $150,000.  In addition, Mr. Cavanagh entered into an employment agreement with Cambrex ("Employment Agreement") which provides, among other things, that in the event of a Change of Control (as defined in the Employment Agreement), Mr. Cavanagh would be awarded a two-year contract of employment at substantially the same salary, bonus, and benefits as Mr. Cavanagh had prior to the start of such two-year term and including other benefits as defined in the Employment Agreement.

The foregoing description of Mr. Cavanagh's employment agreement is qualified in its entirety by reference to the Offer of Employment Letter and the Employment Agreement, which are attached to this current report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

On January 7, 2011, Cambrex issued a press release announcing Mr. Cavanagh’s appointment as Executive Vice President and Chief Operating Officer.  The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits
(c)  Exhibits

(10)  Material Contracts
Exhibit 10.1 – Shawn Cavanagh Offer of Employment Letter
Exhibit 10.2 – Shawn Cavanagh Employment Agreement

(d)           Exhibits

(99.1)  Press release issued by Cambrex Corporation dated January 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date:	January 13, 2011	By:	/s/	F. Michael Zachara
			Name:	F. Michael Zachara
			Title:	Vice President, General Counsel and Corporate Secretary